Exhibit 99.2

 CLEARWATER PAPER CORPORATIONTHIRD QUARTER 2019SUPPLEMENTAL INFORMATION  10/24/19 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORROBERT HRIVNAKSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

   FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding major maintenance; debt leverage; liquidity; cash flows; balance sheet; scope, cost, production capacity, shipment volume and expected adjusted EBITDA impact of the Shelby, NC expansion and Lewiston, ID continuous digester; estimated Q4 2019 net earnings (loss), EBITDA, adjusted EBITDA, operating income (loss), adjusted operating income (loss), adjusted net earnings (loss), net earnings (loss) per diluted common share, adjusted net earnings (loss) per diluted common share, net sales and adjusted operating margin; Q4 2019 product pricing and sales mix, product volumes shipped, maintenance and repairs, costs and SG&A; and input costs and annual expected EBITDA impact. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of, changes in prices in regard to, or reduction in, orders from a significant customer;changes in customer product preferences and competitors' product offerings;our ability to achieve full production at our new tissue manufacturing operations in Shelby, North Carolina on time and within current cost expectations;customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue manufactured at our expanded Shelby, North Carolina operations upon full production;consolidation and vertical integration of converting operations in the paperboard industry;our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects, and achieve the expected operational or financial results of those projects, including from the continuous pulp digester at our Lewiston, Idaho facility;changes in the cost and availability of wood fiber and wood pulp;changes in transportation costs and disruptions in transportation services;labor disruptions;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;larger competitors having operational and other advantages;cyclical industry conditions;changes in expenses, required contributions and potential withdrawal costs associated with our pension plans;environmental liabilities or expenditures;cyber-security risks;reliance on a limited number of third-party suppliers for raw materials;our ability to attract, motivate, train and retain qualified and key personnel;material weaknesses in our internal control over financial reporting;our substantial indebtedness and ability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation.   2

   THIRD QUARTER 2019BUSINESS HIGHLIGHTS  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Total leverage ratio is calculated as the total net debt to rolling four quarter total adjusted EBITDA plus franchise taxes and other reoccurring non-cash items.  3  FINANCIAL PERFORMANCE    $429 Million net sales, flat vs. Q4'18 $14 Million GAAP operating income and 3.3% marginDiluted GAAP EPS of $0.23Solid operating results; $40 Million adjusted EBITDA,1,2 within our outlook range of $37 to $43 Million    MARKETS & OPERATIONS        CAPITAL ALLOCATION        $445 million net sales, down (2%) vs. Q2'19 and up 4% from Q3'18($2) million GAAP operating loss and (0.6%) marginDiluted GAAP Loss Per Share of ($0.66) $30.9 million adjusted EBITDA,1 at high end of our outlook range of $24 to $32 million  Completed major maintenance at our Idaho mill and no major maintenance is expected in 2020CPD net sales increased 8% from Q3'18, due to commercial wins at existing and new accountsNew paper machine in North Carolina producing to customer quality specifications for both ultra and premium tissue segments   $17 million of capital invested in Q3'19 and $126 million total through Q3'19Total net leverage ratio2 peaked in Q3'19; liquidity continues to be strong; our ongoing focus is to generate free cash flow to de-lever our balance sheet

CLEARWATER PAPER SEQUENTIAL QUARTER RESULTS

CLEARWATER PAPER

GAAP Measures (dollars in millions)

	Net Sales		Operating (Loss) Income		Net Loss	
Q3'19		$445.2		$(2.5)		$(11.0)
Q2'19		$452.0		$15.3		($0.4)

Q3'19 vs. Q2'19 Adjusted EBITDA[1] Bridge

PRICE/MIX	Slightly lower paperboard pricing related to impact of Pricewatch's reported index price reduction in February 2019 on existing contracts
VOLUME	Growth of existing and new tissue customers, partially offset by paperboard shipments returning to more normal run rates from second quarter record shipments
PULP	Lower external pulp prices
ENERGY	Lower natural gas prices and electricity costs at our Idaho mill, partially offset by higher summer electrical rates in Nevada
MAINTENANCE	Major maintenance at Idaho mill, partially offset by the absence of maintenance at our Arkansas mill in the second quarter


ADJ. EBITDA[1] (MILLIONS)
$50
$45
$40
$35
$30
$25
$43.9
-$1.5
$0.4
$4.5
$2.2
-$16.8
-$1.8
$30.9
Q2'19 Adj. EBITDA[1]
Price/Mix
Volume
Pulp
Energy
Maintenance
Other
Q3'19 Adj EBITDA[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

4

 CLEARWATER PAPER YEAR OVER YEAR SAME QUARTER RESULTS  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.   PRICE/MIX    Higher net paperboard and tissue pricing from previously announced price increases  VOLUME /DIVESTITURE    Higher retail tissue shipments partially offset by lower parent roll shipments due to divestiture of Ladysmith, Wisconsin mill in August 2018  PULP/WOOD FIBER    Higher internal pulp costs due to major maintenance and higher wood fiber pricing at Arkansas due to wet weather  MAINTENANCE    Major maintenance at Idaho mill  1  1,  5  Q3'19 vs. Q3’18 Adjusted EBITDA1 Bridge  ADJ. EBITDA1 (MILLIONS)  GAAP Measures (dollars in millions)              Q3'19  Net Sales  $445.2  Operating (Loss) Income  $(2.5)  Net (Loss) Earnings  $(11.0)  Q3'18    $426.5    $46.9    $34.4  2 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS

CLEARWATER PAPER

GAAP Measures (dollars in millions)

Q3'19	Segment Net Sales	$228.5	Segment Operating Loss	$(4.4)	Segment Operating Loss Percentage	(1.9)%
Q2'19		$224.3		($5.1)		(2.3%)

Q3'19 vs. Q2'19 Segment Adjusted EBITDA[1] Bridge

PRICE/MIX	Stable price mix
VOLUME	Growth at existing and new customer accounts
PULP	Favorable external pulp pricing
MAINTENANCE	Maintenance at our Idaho mill
ENERGY	Higher summer electric rates for Nevada mill



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$18
$16
$14
$12
$10
$8
$12.3
$—
$2.3
$3.0
-$0.8
-$0.8
-$1.4
$14.6
Q2'19 Segment Adj. EBITDA[1]
Price/Mix
Volume
Pulp
Maintenance
Energy
Other
Q3'19 Segment Adj. EBITDA[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

6

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS

CLEARWATER PAPER

GAAP Measures (dollars in millions)

	Segment Net Sales	Segment Operating Income	Segment Operating Income Percentage
Q3'19	$216.6	$17.1	7.9%
Q2'19	$227.7	$33.6	14.8%

Q3'19 vs. Q2'19 Segment Adjusted EBITDA[1] Bridge

PRICE/MIX	Lower paperboard pricing related to impact of Pricewatch's reported index price reduction in February 2019 on existing contracts
VOLUME	Shipments returning to more normal run rates from second quarter record shipments
PULP	Lower external pulp prices at our Idaho mill
ENERGY	Lower natural gas prices and electricity costs at our Idaho mill
MAINTENANCE	Major maintenance at our Idaho mill, partially offset by the absence of maintenance at our Arkansas mill in the second quarter

SEGMENT ADJ. EBITDA[1] (MILLIONS)



$45
$40
$35
$30
$25
$20
$43.1
-$1.5
-$1.9
$1.5
$3.0
-$16.0
$0.1
$28.3
Q2'19 Segment Adj. EBITDA[1]
Price/Mix
Volume
Pulp
Energy
Maintenance
Other
Q3'19 Segment Adj. EBITDA[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

7

 STRATEGIC CAPITAL INVESTMENTS    SCOPE    Installed NTT tissue machine, converting equipment and warehousing  LOCATION    Shelby, NC  CAPACITY    70,000 - 75,000 tons per year  COST    $420 million  PRODUCTION    Start-up: April 2019 Full run-rate: 2020  FULL SHIPMENT RUN-RATE    Expected 2021  EXPECTED BENEFIT    $55 - $65 million EBITDA1 by end of 2021  8  SCOPE    Replaced a batch digester system with a continuous digester  LOCATION    Lewiston, ID  CAPACITY    Increase pulp productivity by 45,000 - 55,000 tons/year and improve yields  COST    $155 million  PRODUCTION    Digester: October 2017 Polysulfide: Expected January 2020  EXPECTED BENEFIT    $25 - $35 million EBITDA1 per year in 2020  Shelby Expansion  Lewiston Pulp Optimization  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

 9  BALANCED CAPITAL ALLOCATION   Expected Future Capital Allocation Capex approximately $60 million per yearPay down debt with cash flow from operations  (Dollars in millions and shares in thousands)  1 As of year-end.  1  1

 DEBT, INTEREST AND CASH FLOW  Long term debt includes: $300 million 2025 Senior Bond Note, $275 million 2023 Senior Bond Note, long term portion of line of credit and long term leases. Short term debt includes: short term portion of line of credit less cash1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.   2  10  (Dollars in millions)  ($14.2)  1 Long-term debt includes: long-term Senior Bond Notes, long-term portion of line-of-credit, term loan B, and long-term financing leases. Short-term debt includes: short-term portion of line of credit less cash and cash equivalents. 2 This is not a covenant. Total leverage ratio is calculated as the total net debt to rolling four quarter total adjusted EBITDA plus franchise taxes and other reoccurring non-cash items.  $24  $78  Lower due to Shelby, NC expansion and working capital needs  1    ($16.2)  $50

Q4'19 ADJUSTED EBITDA OUTLOOK[1], ADJUSTED EARNINGS OUTLOOK[1] AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

Adjusted EBITDA Outlook

(Dollars in thousands)	THREE MONTHS ENDING DECEMBER 31, 2019 RANGE OF ESTIMATE FROM	TO
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]:		
GAAP net (loss) earnings	($4,900)	$1,050
Interest expense, net	12,600	12,700
Income tax (benefit) provision	(2,000)	(50)
Depreciation and amortization expense	28,800	28,800
EBITDA[2]	$34,500	$42,500
Directors' equity-based compensation expense	350	350
Non-operating pension and OPEB costs	1,400	1,400
Reorganization related expenses	1,750	1,750
Adjusted EBITDA[3]	$38,000	$46,000

Adjusted Net Earnings (Loss) Outlook

(Dollars in thousands)	THREE MONTHS ENDING DECEMBER 31, 2019 RANGE OF ESTIMATE FROM	TO
GAAP Operating Income	$7,500	$15,500
Directors' equity-based compensation expense	350	350
Non-operating pension and OPEB costs	1,400	1,400
Reorganization related expenses	1,750	1,750
Adjusted operating income[4]	$11,000	$19,000

(Dollars in thousands)	FROM	TO
GAAP net loss	($4,900)	$1,050
Adjustments, after tax[5]:		
Directors' equity-based compensation expense	250	300
Non-operating pension and OPEB costs	950	1,350
Reorganization related expenses	1,200	1,700
Adjusted net (loss) earnings[4]	($2,500)	$4,400

	FROM	TO
GAAP net loss per diluted common share[6]	($0.30)	$0.06
Adjusted net (loss) earnings per diluted common share[4,6]	($0.15)	$0.27

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[4] Adjusted operating income, Adjusted net earnings (loss) and Adjusted net earnings (loss) per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[5] Tax effect was calculated using a quarterly tax rate ranging from 3% to 30%.
[6] GAAP net earnings (loss) per diluted common share and Adjusted net earnings (loss) per diluted common share are calculated utilizing third quarter 2019 diluted average common shares outstanding of 16,539 (in thousands).

11

   Q4'19 OUTLOOK1    1% - 2% Lower    2.5% - 4.5%    $38M - $46M    ($0.15) - $0.27  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET (LOSS) EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings (loss) per diluted common share is calculated utilizing third quarter 2019 diluted average common shares outstanding of 16,539 (in thousands).  12

 FIVE QUARTER TRENDS  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.3 Adjusted operating margin is defined as Adjusted operating income (loss) divided by Net sales. 4 Includes $12.7 million for the gain on divested asset from the sale of the Ladysmith Mill which had a total pre-tax gain of $22.9 million.  (Dollars in millions)  1  1,2  1  1,3  13  4  $452.0    ($0.4)  $445.2    ($1.1)  ($8.3)

 FIVE QUARTER SEGMENT TRENDS  1 Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Non-GAAP measure - Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.   Consumer Products  Pulp & Paperboard  Total Net Sales  Adj. EBITDA & Margin  14  (Dollars in millions)  1,2

 Major Maintenance Schedule  15  None  Arkansas  $25 - $26  $22  $18  $30  (Dollars in millions)  1 This information is based upon management’s current expectations and estimates, as well as historical averages. Many factors are outside the control of management, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.  2019: Idaho mill in Q3 and Arkansas mill in Q4  Idaho  Idaho  $19  1  1  1  1  $6 - $7  $23 - $27  $15 - $20  None

             COGS Input  Unit of Measure  Approximated Annual Volume1 (in Millions)  $ Change Per Unit1 +/-  Approximated Annual expected EBITDA2 Impact +/- (in Millions)                Purchased Pulp  Ton  0.27  $20.00  $5.4    Fiber  Bone Dry Ton  1.5  $4.00  $6.0    Diesel  Gallon  10.0  $0.50  $5.0    Electric  MWh  1.0  $5.00  $5.0    Natural Gas  MMBTU  10.25  $0.50  $5.1    Polyethylene  Pound  30.0  $0.20  $6.0    Caustic  Pound  90.0  $0.06  $5.4    Chlorate  Pound  30.0  $0.20  $6.0    KEY COMMODITY CONSUMPTION VOLUMES  16  1 Approximated annual volume and expense amounts are based on historical average consumption and management's current expectations and estimates with respect to future volumes and expense, and these amounts may be significantly influenced by general market conditions and other factors outside of our control. Actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2. 2 Non-GAAP measure.

 APPENDIX &RECONCILIATIONS    17

 FINANCIAL SUMMARY (GAAP BASIS)(UNAUDITED)                        (Dollars in thousands - except per-share amounts)  Q3'18    Q4'18    Q1'19    Q2'19    Q3'19                          Net sales  $426,460    $428,707    $428,779    $451,993    $445,188    Gross Profit  $50,239    $46,503    $44,533    $42,168    $26,484    Selling, general and administrative expenses  ($26,283  )  ($27,161  )  ($30,171  )  ($26,827  )  ($28,944  )  Operating income (loss)  $46,900    ($174,729  )  $14,362    $15,341    ($2,460  )  Consumer Products  ($1,269  )  $513    $1,271    ($5,133  )  ($4,438  )  Gain on divested assets  $22,944    $1,008    $—    $—    $—    Goodwill impairment  $—    ($195,079  )  $—    $—    $—    Pulp and Paperboard  $38,280    $31,800    $29,388    $33,587    $17,098    Corporate  ($13,055  )  ($12,971  )  ($16,297  )  ($13,113  )  ($15,120  )  Operating margin  11.0%  (40.8)%  3.3%  3.4%  (0.6)%  Interest expense, net  ($7,547  )  ($7,330  )  ($8,486  )  ($10,914  )  ($13,077  )  Debt retirement costs  $—    $—    $—    $—    ($2,725  )  Non-operating pension and other postretirement benefit costs  ($1,234  )  ($1,233  )  ($1,314  )  ($1,531  )  ($1,421  )  Income tax (provision) benefit  ($3,675  )  ($4,480  )  ($725  )  ($3,320  )  $8,710    Net earnings (loss)  $34,444    ($187,772  )  $3,837    ($424  )  ($10,973  )  Net earnings (loss) per diluted common share  $2.08    ($11.39  )  $0.23    ($0.03  )  ($0.66  )  Cash flow from operations  $10,211    $47,800    ($29,399  )  $44,121    ($30,957  )  Cash capital expenditures  $95,434    $121,674    $71,588    $36,831    $17,375    18  1 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

FINANCIAL SUMMARY (ADJUSTED BASIS) (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands - except per-share amounts)	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19 Outlook[8]
Net sales	$426,460	$428,707	$428,779	$451,993	$445,188	1% - 2% Lower
Adjusted gross profit[1]	$50,399	$46,601	$44,533	$42,168	$26,484	
Adjusted gross profit margin[1,2]	11.8%	10.9%	10.4%	9.3%	5.9%	
Adjusted selling, general and administrative expenses[1]	($25,644)	($26,182)	($30,521)	($26,744)	($27,590)	
Adjusted operating income (loss)[1]	$24,755	$20,419	$14,012	$15,424	($1,106)	
Consumer Products	($1,024)	$852	$1,271	($5,133)	($4,438)	
Pulp and Paperboard	$38,351	$31,806	$29,388	$33,587	$17,098	
Corporate	($12,572)	($12,239)	($16,647)	($13,030)	($13,766)	
Adjusted operating margin[1,3]	5.8%	4.8%	3.3%	3.4%	(0.2)%	2.5% - 4.5%
Interest expense, net	($7,547)	($7,330)	($8,486)	($10,914)	($13,077)	
Non-operating pension and other postretirement benefit costs[4]	($1,234)	($1,233)	($1,314)	($1,531)	($1,421)	
Debt retirement costs	$—	$—	$—	$—	($2,725)	
Adjusted net earnings (loss)[1]	$22,289	$7,362	$3,508	($390)	($8,292)	
Depreciation and amortization expense	$25,342	$26,267	$25,836	$28,517	$31,990	
Adjusted EBITDA[1,4]	$50,097	$46,686	$39,848	$43,941	$30,884	$38,000 - $46,000
Consumer Products	$13,423	$15,672	$16,042	$12,298	$14,587	
Pulp and Paperboard	$47,667	$41,498	$38,873	$43,078	$28,266	
Corporate[4]	($10,993)	($10,484)	($15,067)	($11,435)	($11,969)	
Adjusted EBITDA margin[1,4,5]	11.7%	10.9%	9.3%	9.7%	6.9%	
Adjusted net earnings (loss) per diluted common share[1]	$1.35	$0.45	$0.21	($0.02)	($0.50)	
Total Leverage Ratio[6]	3.75	4.29	4.97	4.99	5.70	
Net Debt[7]	$719,364	$772,818	$886,532	$889,576	$946,114	

[1] Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[4] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[5] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[6] Total leverage ratio is calculated as the total net debt to rolling four quarter total adjusted EBITDA plus franchise taxes and other reoccurring non-cash items.
[7] Net Debt includes long-term Senior Bond Notes, term loan B, long-term financing leases, line of credit, less cash and cash equivalents.
[8] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.

19

KEY SEGMENT RESULTS
(UNAUDITED)

CLEARWATER PAPER.

	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19
Consumer Products					
Shipments					
Retail (short tons)	70,335	69,480	73,356	76,175	79,526
Non-Retail (short tons)[1]	18,525	11,500	10,266	6,623	6,882
Total Tissue Tons	88,860	80,980	83,622	82,798	86,408
Converted Products (cases in thousands)[2]	11,789	11,621	12,320	12,488	13,162
Sales Price					
Retail ($/short ton)[1]	$2,615	$2,776	$2,789	$2,764	$2,707
Non-Retail ($/short ton)[1]	$1,491	$1,727	$1,799	$1,851	$1,805
Total Tissue ($/short ton)	$2,381	$2,627	$2,667	$2,691	$2,635
Segment net sales ($ in thousands)	$211,642	$212,743	$223,336	$224,340	$228,544
Pulp and Paperboard					
Shipments					
Paperboard (short tons)[3]	218,135	218,322	202,834	225,188	214,537
Sales Price					
Paperboard ($/short ton)[3]	$985	$982	$1,001	$1,004	$1,004
Segment net sales ($ in thousands)	$214,818	$215,964	$205,443	$227,653	$216,644

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] Shipments and Sales Price exclude Scrap Sales beginning in the fourth quarter of 2018.

20

 CLEARWATER PAPER SEGMENT SHIPMENTS AND U.S. MARKET  U.S. Retail Tissue Market Q3'19 ($)                   (Total U.S, - All Outlets)1                  CATEGORY  PRIVATELABEL      BRANDS      TOTAL                      Total Retail Tissue Share ($)  31%    69%    100%  % Change Q3'19 vs. Q3’18  1.7%    (1.7)%    —  %   1 Data Source: IRI Worldwide Consumer Panel data through September 8, 2019.  CLW Q3'19 by Retail Tissue Market Segment (% of Tons)  21  Other  1%   Folding  Liquid Pkg  Food Service  CLW Q3'19 by U.S. Paperboard Market Segment (% of Tons)  U.S. Paperboard Production Q3'193                             CATEGORY  CLEARWATER PAPER      OTHER                    Total Domestic SBS1 Market Share  14%    86  %    Folding  19%    81  %    Food Service2  14%    86  %    Liquid Packaging  4%    96%    1 Solid Bleached Sulfate.2 Food Service includes cup, plate, dish and tray products.3 Data Source: American Forest and Paper Association Solid Bleached Domestic Production – September 30, 2019.  Retail  AFH  Parent Rolls

ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19
Gross profit[1]	$50,239	$46,503	$44,533	$42,168	$26,484
Reorganization expenses associated with SG&A cost control measures	2	—	—	—	—
Reorganization related expenses	158	98	—	—	—
Adjusted gross profit[2]	$50,399	$46,601	$44,533	$42,168	$26,484
Selling, general and administrative expenses (SG&A)	($26,283)	($27,161)	($30,171)	($26,827)	($28,944)
Directors' equity-based compensation expense (benefit)	769	(410)	(350)	31	420
Reorganization expenses associated with SG&A cost control measures	208	545	—	—	—
Other	(338)	844	—	—	—
Reorganization related expenses	—	—	—	52	934
Adjusted selling, general and administrative expenses[2]	($25,644)	($26,182)	($30,521)	($26,744)	($27,590)

[1] Gross profit is defined as net sales minus cost of sales.
[2] Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

22

SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands)	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19
Consumer Products					
Operating income (loss)[1]	$21,675	($193,558)	$1,271	($5,133)	($4,438)
Reorganization expenses associated with SG&A cost control measures	87	241	—	—	—
Reorganization related expenses	158	98	—	—	—
Gain on divested assets, net	(22,944)	(1,008)	—		—
Goodwill impairment	—	195,079	—	—	—
Adjusted Consumer Products operating (loss) income[2]	($1,024)	$852	$1,271	($5,133)	($4,438)
Pulp and Paperboard					
Operating income	$38,280	$31,800	$29,388	$33,587	$17,098
Reorganization expenses associated with SG&A cost control measures	71	6	—	—	—
Adjusted Pulp and Paperboard operating income[2]	$38,351	$31,806	$29,388	$33,587	$17,098
Corporate					
Operating loss	($13,055)	($12,971)	($16,297)	($13,113)	($15,120)
Directors' equity-based compensation expense (benefit)	769	(410)	(350)	31	420
Reorganization expenses associated with SG&A cost control measures	52	298	—	—	—
Other	(338)	844	—	—	—
Reorganization related expenses	—	—	—	52	934
Adjusted Corporate operating loss[2]	($12,572)	($12,239)	($16,647)	($13,030)	($13,766)

[1] Operating income (loss) for Q3'18 and Q4'18 includes $22.9 million and $1.0 million, respectively, for the gain on divested assets, net.
[2] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

23

ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

(Dollars in thousands - except per-share amounts)	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19
GAAP net earnings (loss)	$34,444	($187,772)	$3,837	($424)	($10,973)
Adjustments, after tax[1]:					
Directors' equity-based compensation expense (benefit)	524	(337)	(329)	13	276
Reorganization expenses associated with SG&A cost control measures	143	447	—	—	—
Reorganization related expenses	108	80	—	21	614
Other	(250)	693	—	—	—
Gain on divested assets, net	(12,680)	(828)	—	—	—
Goodwill impairment	—	195,079	—	—	—
Debt retirement costs	—	—	—	—	1,791
Adjusted net earnings (loss)[2]	$22,289	$7,362	$3,508	($390)	($8,292)
Net earnings (loss) per diluted common share	$2.08	($11.39)	$0.23	($0.03)	($0.66)
Adjustments, after tax[1]:					
Directors' equity-based compensation expense (benefit)	0.03	(0.02)	(0.02)	—	0.01
Reorganization expenses associated with SG&A cost control measures	0.01	0.03	—	—	—
Reorganization related expenses	0.01	0.01	—	—	0.04
Other	(0.02)	0.04	—	—	—
Gain on divested assets, net	(0.76)	(0.05)	—	—	—
Goodwill impairment	—	11.83	—	—	—
Debt retirement costs	—	—	—	—	0.11
Adjusted net earnings (loss) per diluted common share[2]	$1.35	$0.45	$0.21	($0.02)	($0.50)

[1] Tax effect was calculated using the estimated annual effective tax rate for the period presented.
[2] Adjusted net earnings (loss) and Adjusted net earnings (loss) per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

24

EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19
Earnings before interest, income taxes, depreciation & amortization (EBITDA)[1]					
GAAP net earnings (loss)	$34,444	($187,772)	$3,837	($424)	($10,973)
Interest expense, net[2]	7,547	7,330	8,486	10,914	15,802
Income tax provision (benefit)	3,675	4,480	725	3,320	(8,710)
Depreciation and amortization expense	25,342	26,267	25,836	28,517	31,990
EBITDA[1]	$71,008	($149,695)	$38,884	$42,327	$28,109
Directors' equity-based compensation expense (benefit)	769	(410)	(350)	31	420
Reorganization expenses associated with SG&A cost control measures	210	545	—	—	—
Reorganization related expenses	158	98	—	52	934
Other	(338)	844	—	—	—
Gain on divested assets, net	(22,944)	(1,008)	—	—	—
Goodwill impairment	—	195,079	—	—	—
Non-operating pension and other postretirement benefit costs[4]	1,234	1,233	1,314	1,531	1,421
Adjusted EBITDA[3,4]	$50,097	$46,686	$39,848	$43,941	$30,884

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.

[2] Interest expense, net for the third quarter 2019 includes debt retirement costs of $2.7 million.

[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

[4] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

25

SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands)	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19
Consumer Products					
Consumer Products segment net sales	$211,642	$212,743	$223,336	$224,340	$228,544
Operating income (loss)[3]	$21,675	($193,558)	$1,271	($5,133)	($4,438)
Depreciation and amortization expense	14,447	14,820	14,771	17,431	19,025
Segment EBITDA[1]	$36,122	($178,738)	$16,042	$12,298	$14,587
Reorganization expenses associated with SG&A cost control measures	87	241	—	—	—
Reorganization related expenses	158	98	—	—	—
Gain on divested assets, net	(22,944)	(1,008)	—	—	—
Goodwill impairment	—	195,079	—	—	—
Consumer Products Segment Adjusted EBITDA[2,4]	$13,423	$15,672	$16,042	$12,298	$14,587
Consumer Products Segment Adjusted EBITDA Margin[5]	6.3%	7.4%	7.2%	5.5%	6.4%
Pulp and Paperboard					
Pulp and Paperboard segment net sales	$214,818	$215,964	$205,443	$227,653	$216,644
Operating income	$38,280	$31,800	$29,388	$33,587	$17,098
Depreciation and amortization expense	9,316	9,692	9,485	9,491	11,168
Segment EBITDA[1]	$47,596	$41,492	$38,873	$43,078	$28,266
Reorganization expenses associated with SG&A cost control measures	71	6	—	—	—
Pulp and Paperboard Segment Adjusted EBITDA[2,4]	$47,667	$41,498	$38,873	$43,078	$28,266
Pulp and Paperboard Segment Adjusted EBITDA Margin[5]	22.2%	19.2%	18.9%	18.9%	13.0%
Corporate					
Operating loss	($13,055)	($12,971)	($16,297)	($13,113)	($15,120)
Depreciation and amortization expense	1,579	1,755	1,580	1,595	1,797
Non-operating pension and other postretirement benefit costs[4]	(1,234)	(1,233)	(1,314)	(1,531)	(1,421)
Corporate EBITDA[1]	($12,710)	($12,449)	($16,031)	($13,049)	($14,744)
Directors' equity-based compensation expense (benefit)	769	(410)	(350)	31	420
Reorganization expenses associated with SG&A cost control measures	52	298	—	—	—
Other	(338)	844	—	—	—
Non-operating pension and other postretirement benefit costs[4]	1,234	1,233	1,314	1,531	1,421
Reorganization related expenses	—	—	—	52	934
Corporate Adjusted EBITDA[2,4]	($10,993)	($10,484)	($15,067)	($11,435)	($11,969)

[1] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization and non-operating pension and other postretirement benefit costs. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.

[2] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

[3] Operating income for Q3'18 and Q4'18 includes $22.9 million and $1.0 million, respectively, for the gain on divested assets, net.

[4] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

[5] Segment Adjusted EBITDA Margin is defined as Segment EBITDA divided by Segment net sales.

26

RECONCILIATION OF GAAP TO NON-GAAP: STRATEGIC CAPITAL INVESTMENTS (UNAUDITED)  1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.2Non-GAAP measure – See Appendix for the definition.   FULL RUN-RATE EXPECTED ADJUSTED EBITDA2 IMPACT          (Dollars in millions)    Shelby Expansion1    Lewiston Pulp Optimization 1            Expected operating income    $38.0 - $48.0    $17.5 - $27.5  Expected depreciation    $17.0    $7.5  Expected EBITDA2    $55 - $65    $25 - $35  Expected Adjusted EBITDA2    $55 - $65    $25 - $35  27

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